Investor Presentation
Sidoti Conference - March 19, 2012



Driven to Deliver.
Spartan Motors, Inc. Summary Annual Report 2010



TRANSFORMER





Reach
35%



Forward-Looking Statements:

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," and "should," and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Spartan Motors at a Glance

SPARTAN MOTORS

Operations Overview

- Spartan Motors, Inc. designs, engineers and manufactures specialty chassis , specialty vehicles, truck bodies and aftermarket parts for the recreational vehicle *(RV),* emergency response, government services, defense, and delivery and service markets.
  - **Spartan Chassis ™**
  - **Crimson Fire™**
  - **Crimson Fire Aerials™**
  - **Utilimaster®**
- Headquarters: Charlotte, Mich.
- Facilities: Michigan, South Dakota, Texas, Pennsylvania, Indiana, Florida
- Employees: 1,700
- Built 8,254 vehicles in 2011

Market Overview

- Nasdaq: SPAR
- 2011 Annual Revenue: $426 million
- 52-Week Range: $3.65-$7.57
- Daily Volume *(3-month)*: 108,329
- Market Cap: $205.5 million
- Shares Outstanding: 33.6 million
- Insider Ownership: 8%
- Capital Structure *(12/31/2011)*
  - Debt = $5 Million
  - Cash = $31.7 Million
  - Net Working Capital = $98.7 Million

SPARTAN

Spartan Market Leadership

Emergency Response


HUBBARDSTON FIRE

Drove shift to custom from commercial chassis

Outdoor Recreation



Continued technology leadership for enhanced performance

Delivery & Service


CINTAS

More than 60% market share in step-vans

Specialty



More than a dozen unique markets being targeted

Defense & Government



6000+ MRAP vehicles in services

Diversified Revenues *(in millions)*

2008 Sales % Breakdown


Defense, 55.9%
ER Chassis, 15.0%
ER Bodies, 5.0%
APA, 13.0%
Outdoor Rec 11.1%

2011 Sales % Breakdown


Delivery & Service, 38.9%
ER Chassis, 25.0%
ER Bodies, 11.3%
Outdoor Rec., 15.5%
APA, 6.6%
Defense, 2.8%

Government Dependent	B2B / B2C*	Government Dependent	B2B / B2C*
88.9%	11.1%	45.7%	54.3%
ERC, Fire Truck Bodies, APA, Defense	Outdoor Rec	ERC, Fire Truck Bodies, APA, Defense	Delivery & Service, Outdoor Rec

* B2B - Business to Business; B2C - Business to Consumer

SPARTAN

Accomplishments/Challenges

Accomplishments

- Diversified Revenue Stream Away from Government Dependence
- Launched Reach Van
- Remained Profitable In 2011 Despite Significant Market Declines
- Strengthened Balance Sheet
  – Over $30 Million Cash, $5 Million Debt
- Reduced Fixed Cost Structure by Approximately $4 Million in 2011
- Launched Isuzu N-Series Gas

Challenges

- Continue to Improve Profitability – Achieve 17/11/6 Targets
- Transfer Utilimaster to Bristol Without Disrupting Operations
- Changing Motorhome Market

SPARTAN

Operational Improvements Timeline

SPARTAN MOTORS

Objective/Task	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Financial Impact
Utilimaster Move						($4-6 M) One-time Cost
Reach Relocation						
Reach Launch						500-1500 Units in 2012
Utilimaster Margin Improvements						+4 M Savings

Top Priorities

1. **Improve Gross Margin: Target 17%**
2. **Reduce Operational Expense to 11%**
3. **Refine Recreational Vehicle Business Model**
4. **Commercialize Reach and Other Upcoming Products**
5. **Topline Growth, Blended Strategy of Organic Growth, Acquisitions and Alliances**
6. **Transfer Utilimaster to Bristol Facility**


FedEx
Express

New Bristol, Indiana Facility


Earthway Dr
Rail Park Dr
N

- **Streamlined Layout**
  - Reduces length of assembly process by more than two miles – *from 2.5+ mi to 3/8 mi*
  - Consolidates inefficient 16 building campus into one building
  - Campus shrinks from 106 to 26 acres
- **Reduced Cost Structure**
  - Lower RV shipping costs due to being closer to customers
  - Increased capacity for production of new products
  - 80% reduction of material / vehicle movement
- **Financial Impact**
  - Anticipate 1Q12 impairment charge on Wakarusa closure – *range of $4 – 6 million estimated*
  - Eliminates non-value-added steps – *projected annual savings of $4 million*

SPARTAN

Spartan's Growth Objectives

- **Blended Growth Strategy: Organic Growth, Acquisitions and Alliances**
  - Commercialize New Products
  - Pursue Strategic Acquisitions: Vertical Integration or Access New Markets or points of distribution
  - Enter and Expand Alliances to Develop New Products or Enter New Markets or points of distribution
- **Focused on Meeting Global Consumer Trends**
- **Reducing Dependency on Government and/or Economic Cycles**
- **Leverage Strength in Delivery & Service and Emergency Response**
  - Utilimaster – Delivery & Service Market Share Leader at 60% *(UPS, FedEx, Frito-Lay, Cintas, etc.)*
  - Lead Provider of Emergency Response Vehicles (*Chicago, Dallas, Atlanta, Toronto, Vancouver, et al)*
  - Spartan Partners with Isuzu, the World's Largest Manufacturer of Diesels and Trucks in North America

Economic and Demographic Drivers

- **Growing demand for delivery vehicles as internet shopping increases**
- **More need for specialized vehicles with alternative propulsion systems**
- **Over half (60%) of fire trucks are more than 15 years old and nearing end of economic life**



- **Anticipated demand growth for greater safety of Emergency Response vehicles**
  - Airbags
  - Anti-lock brakes
- **Delivery & Service benefits from economic recovery**
- **Economic growth supports stabilizing tax base and revenue**
  - Demand in Emergency Response is recovering
- **Defense spending expected to remain weak**

Emergency Response




TRANSFORMER

Market Drivers:

- Signs of recovery in state and local budgets
- 2010 and 2013 EPA emissions change
- Shift to multi-functional vehicles
- Challenges offset by high value placed on emergency response – a call for help is placed every .73 seconds
- Aging fire truck fleets: over 60% are more than 15 years old

Growth Initiatives:

- Spartan Chassis' The Spartan Force
- Crimson Fire Classic Series, Transformer, Legend
- International sales: Chile, China
- 2012 chassis safety enhancements *(airbags)*

Outdoor Recreation/RV





Products:

- Chassis for Class A motorhomes
- Parts and service

Market Drivers:

- 11,000 people turn 50 each day
- Fuel price increases
- Housing market conditions
- Consolidation of OEM's *(customers)*
- RV - lowest cost family vacation
- Historical shift from commercial to specialty chassis

Growth Initiatives:

- Introduced 25 – 32 ft rear-diesel chassis
- Market share expansion *(Entegra)*
- Coach-Ready Platforms

Defense & Government /Specialty Vehicles





Products:

- MRAP (Mine Resistant Ambush Protected) vehicles and variants
- Aftermarket parts and assemblies *(APA)*
- Achieved registration to ISO 9001

Market Drivers:

- Reduced Defense spending
- Withdrawal from Iraq
- Global political climate

Growth Initiatives:

- AUV, SOCOM and ILAV Vehicles
- Defense/Command Trailers
- Alternative Propulsion

SPARTAN

Specialty


ISUZU



Isuzu

- World's largest manufacturer of commercial diesel engines

N- Series

- America's #1 selling low cab forward truck for 24 straight years
- Isuzu N- Series Gas Cab and Chassis assembly, production began Q2 2011

Reach

- The Reach is rated up to 12,000 lbs GVWR; cargo capacities up to 630 cubic feet.
- Powered by an Isuzu 4 cylinder, 3-liter engine that delivers 150 horsepower.
- Offering best in class fuel economy .
- B10 engine life of 310,000 miles.
- Models will feature lower floors for speed of delivery and increased cargo capacity.

Spartan

- Broadest engine line-up in North America *(3-litre to 15-litre)*

Delivery and Service Vehicles


OFFICE COFFEE
SERVICE
Zephyrhills
direct
WE DELIVER!


Reach

Products and Solutions:

- Step Vans ~ 60% market share
- Truck Bodies
- Parts
- Alternative Propulsion Solutions

Market Drivers:

- Early cycle business recovery
- Fuel efficiency
- Increasing use of internet shopping – up 15% in 4Q11 and early 2012
- Opportunities for incremental chassis sales, APA and customization/retro-fit

Growth Initiatives:

- Reach >35% fuel economy improvement, lower total cost of ownership
- New proprietary and innovative field service solutions

Green Propulsion Solutions

For ten years, Utilimaster has partnered to provide multiple alternative fuel vehicle technologies


FritoLay

Electric Delivery Vans


Schwan's

Propane Autogas Delivery Vehicles

CNG Delivery Vans


FedEx

Electric Delivery Vans


Purolator

Gas-Hybrid Electric Delivery Vans


FedEx
Express

Diesel-Hybrid Electric Delivery Vans

Financials


SPARTAN
Driven to Deliver.
Spartan Motors, Inc. Summary Annual Report 2010


TRANSFORMER




Reach
35%



Financial Results & Outlook

SPARTAN MOTORS

Summary Income Statement

	2011	2010
Sales	$426,011	$480,736
Gross Margin	60,666	72,545
Operating Expense	59,329	61,787
Operating Income	1,337	10,758
Net Income	$773	$4,141
Gross Margin	14.2%	15.1%
Operating Income	13.9%	12.9%
Net Income	0.3%	2.2%

Summary Balance Sheet	December 31, 2011	December 31, 2010
Cash	$31,677	$14,507
Other Current Assets	117,392	125,447
Total Assets	$248,609	$241,749
Current Liabilities	50,396	41,724
Other Long-term Liabilities	10,291	11,924
Long-term Debt	5,084	5,122
Total Shareholders' Equity	182,838	182,979
Total Liabilities & Shareholders' Equity	$248,609	$241,749

Long-Term Financial Targets

"17/11/6" Plan

- ***17% Gross Margin***
- ***11% Operating Margin***
- ***6% Net Income Margin***

2012 Expectations

- ***Revenue Growth in Mid-Single Digits***
- ***Gross Margin in 15% – 15.5% Range***
- ***Operating Expenses*** *(excluding restructuring and move costs)* ***in range of 12% - 12.5%***

SPARTAN

Financial Strength

SPARTAN MOTORS

Net Cash (Cash Less Total Debt) at End of Period *(millions)*


2006
2007
2008
2009
2010
1Q11
2Q11
3Q11
4Q11
40.0
30.0
20.0
10.0
0.0
-10.0
-20.0
-30.0
-40.0
-50.0
-60.0

- $31.7 million in cash and $5.1 million in long-term debt (12/31/11)
- $70 million line of credit with Wells Fargo and JPMorgan Chase fully available to fund growth and strategic initiatives
- Prudential shelf availability of $45 million

Strong cash generation positions Spartan to fund growth opportunities and develop the business.

Backlog

SPARTAN MOTORS

Year End 2011 Backlog Up 1.8% From 2010



$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$ 000s
4Q10
1Q11
2Q11
3Q11
4Q11
Delivery & Service
APA
Other Vehicles
Motorhome Chassis
Fire Truck Bodies
Fire Truck Chassis

SPARTAN

Why Invest In Spartan?

- **Our team Is *Passionate* about making *Exciting Specialty Vehicles That Make A Difference!***
- **We are compensated by adding value – EVA metrics drive management compensation**
- **It is still early in the cycle of transforming Spartan Into a company driven by a changing world and consumer behavior**
- **We are focusing on operating efficiency and cost reduction**
- **Our management team has been strengthened over the past three years**
- **On a winning path: Spartan Is a leader in Delivery & Service and Emergency Response Markets**
- **Executing a defined strategic plan that is transforming Spartan**

SPARTAN

FOR MORE INFORMATION:

Spartan Motors, Inc.

Greg Salchow, Dir Investor Relations & Treasury

517.997.3842


SPARTAN

www.spartanmotors.com